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[UBS Global Asset
    Managment Logo]

                                     UBS RMA
                             MONEY MARKET PORTFOLIO
                            U.S. GOVERNMENT PORTFOLIO
                                  TAX-FREE FUND
                         CALIFORNIA MUNICIPAL MONEY FUND
                         NEW JERSEY MUNICIPAL MONEY FUND
                          NEW YORK MUNICIPAL MONEY FUND

              Supplement to the Statement of Additional Information
                              dated August 29, 2003

                                                                   March 1, 2004

Dear Investor,

This is a supplement to the Statement of Additional Information ("SAI") of the above listed funds. As noted in the SAI section captioned "Investment Advisory, Administration and Principal Underwriting Arrangements" beginning on page 53, UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as the sub-advisor and sub-administrator to the funds pursuant to sub-advisory and sub-administration contracts between UBS Financial Services Inc. and UBS Global AM. UBS Financial Services Inc. (not the funds) pays UBS Global AM a fee. Prior to March 1, 2004, the contracts provided for a fee to be paid at an annual rate of 20% of the fee paid by the funds to UBS Financial Services Inc. under UBS Financial Services Inc.'s advisory contracts with the funds. Effective March 1, 2004, the fee rate will change. As a result, the older contracts will be replaced by new sub-advisory and sub-administration contracts. Under the new agreements, UBS Financial Services Inc. is to pay UBS Global AM at the annual rate of 0.08% of a fund's average daily net assets. This change does not increase any fees paid by the funds' shareholders but rather represents a reallocation between UBS Financial Services Inc. and its affiliate UBS Global AM. If you would like more information regarding the pre-March 1, 2004, fee rates, please see the above referenced SAI section.

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